                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, Robert J. Boehlke, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 23rd day of March, 2002
                                                    /s/ Robert J. Boehlke
                                                    ----------------------------
                                                    Robert J. Boehlke

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, Richard Boyce, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 28th day of March, 2002
                                                    /s/ Richard Boyce
                                                    ----------------------------
                                                    Richard Boyce

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, Jean-Marc Chapus, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 26th day of March, 2002
                                                    /s/ Jean-Marc Chapus
                                                    ----------------------------
                                                    Jean-Marc Chapus

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, James Coulter, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 23rd day of March, 2002
                                                    /s/ James Coulter
                                                    ----------------------------
                                                    James Coulter

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, John Danhakl, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 23rd day of March, 2002
                                                    /s/ John Danhakl
                                                    ----------------------------
                                                    John Danhakl

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, John Marren, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 23rd day of March, 2002

                                                    /s/ John Marren
                                                    ----------------------------
                                                    John Marren

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, C. Douglas Marsh, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 21st day of March, 2002
                                                    /s/ C. Douglas Marsh
                                                    ----------------------------
                                                    C. Douglas Marsh

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, William E. Stevens, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 23rd day of March, 2002

                                                    /s/ William E. Stevens
                                                    ----------------------------
                                                    William E. Stevens

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
That I, William Watkins, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 22nd day of March, 2002
                                                    /s/ William Watkins
                                                    ----------------------------
                                                    William Watkins